EXHIBIT 15
August 4, 2005
The Board of Directors and Stockholders
F.N.B. Corporation
We are aware of the incorporation by reference in the following registration statements and in the related prospectuses of F.N.B. Corporation and subsidiaries of our report dated August 4, 2005, relating to the unaudited condensed consolidated interim financial statements of F.N.B. Corporation and subsidiaries that is included in its Form 10-Q for the quarter ended June 30, 2005:
1.	Registration Statement on Form S-8 relating to F.N.B. Corporation 1990 Stock Option Plan (File # 33-78114).
2.	Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock Bonus Plan (File # 33-78134).
3.	Registration Statement on Form S-8 relating to F.N.B. Corporation 1996 Stock Option Plan (File # 333-03489).
4.	Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (File # 333-03493).
5.	Registration Statement on Form S-8 relating to F.N.B. Corporation Directors Compensation Plan (File # 333-03495).
6.	Registration Statement on Form S-8 relating to F.N.B. Corporation 401(k) Plan (File # 333-38372).
7.	Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (File #333-01997).
8.	Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (File #333-22909).
9.	Registration Statement on Form S-3 relating to F.N.B. Corporation Subordinated Notes and Daily Cash Accounts (File #333-74737).
10.	Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (File #333-58727).
11.	Post-Effective Amendment No. 1 to Form S-3 relating to the F.N.B. Corporation Dividend Reinvestment and Direct Stock Purchase Plan (File #333-38374).
12.	Amendment No. 1 to Form S-3 relating to the registration of F.N.B. Corporation Subordinated Term Notes and Daily Notes (File #333-38370).
13.	Registration Statement on Form S-8 relating to the F.N.B. Corporation Salary Savings Plan (File #333-40648).
14.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1998 Directors Stock Option Plan (File #333-38376).
15.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 2001 Incentive Plan (File #333-63042).
16.	Registration Statement on Form S-3 relating to the registration of F.N.B. Corporation and F.N.B. Capital Trust I commons stock, preferred stock, debt securities, warrants, and trust preferred securities (File #333-74866).
17.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1996 Incentive Plan (File #333-83760).
18.	Registration Statement on Form S-8 relating to stock option agreements granted under the Promistar Financial Corporation 1998 Equity Incentive Plan and assumed by F.N.B. Corporation (File #333-83756).
19.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 401(k) Plan (File #333-97113).

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20.	Pre-Effective Amendment No. 1 to the Registration Statement filed on Form S-3 related to the Dividend Reinvestment and Stock Purchase Plan (File #333-111833).
21.	Post-Effective Amendment No. 1 to the Registration Statement filed on Form S-3 related to the issuance of Subordinated Term Notes (File #333-103902).
22.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1990 Stock Option Plan (File #333-117201).
23.	Registration Statement on Form S-4 relating to the registration of F.N.B. Corporation common stock (File #333-116526).
24.	Registration Statement on Form S-3 relating to the registration of F.N.B. Corporation common stock (File #333-119036).
25.	Registration Statement on Form S-8 relating to F.N.B. Corporation/Slippery Rock Financial Corporation Stock Option Plans (File #333-119649).
26.	Registration Statement on Form S-4 relating to the registration of F.N.B. Corporation common stock (File #333-120438).
27.	Registration Statement on Form S-8 relating to the F.N.B. Corporation/NSD Bancorp, Inc. Stock Option Plans (File #333-123068).
28.	Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 relating to the registration of FNB Financial Services, LP and F.N.B. Corporation Subordinated Notes (File #333-122244).
29.	Registration Statement on Form S-3 relating to the registration of FNB Financial Services, LP and F.N.B. Corporation Subordinated Notes (File #333-124121).
30.	Registration Statement on Form S-4 relating to the registration of F.N.B. Corporation common stock (File #333-126005).
/s/Ernst & Young LLP
Pittsburgh, Pennsylvania

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